Delaware
Investments (SM)
--------------------------------------
A member of Lincoln Financial Group(R)



(Fixed Income Artwork)


F I X E D  I N C O M E

Semiannual Report

2002

DELAWARE

High-Yield Opportunities Fund

[Graphic Omitted]

A Commitment
to Our Investors

Experience
o Our seasoned investment professionals average 12 years experience, bringing a wealth of knowledge and expertise to our management team.

o We trace our origins to 1929 and opened our first mutual fund in 1938. Over the past 70 years, we have weathered a wide range of economic and market environments.

Performance
o We strive to deliver consistently good performance in all asset classes.

o We believe that hiring the best and the brightest in the industry, conducting fundamental research, and working in a disciplined investment process are essential to quality investment management.

Service
o We are committed to providing the highest standards of client service.

o You can count on quick and courteous service, easy access to information about your accounts, and hassle-free transaction processing.

o We make our funds available through financial advisors who can offer you individualized attention and valuable investment advice.

Diversification
o Our comprehensive family of funds gives you the opportunity to diversify your portfolio effectively.

o We offer mutual funds in virtually every asset class from domestic equity and fixed income to international securities.

Our commitments have earned us the confidence of discriminating institutional and individual investors. Delaware Management Company and its affiliates managed approximately $86 billion in assets as of December 31, 2001.

Funds are not FDIC insured and are not guaranteed. It is possible to lose the principal amount invested.

Mutual fund advisory services provided by Delaware Management Company, a series of Delaware Management Business Trust, which is a registered investment advisor.

(C) Delaware Distributors, L.P.


Table
  of Contents


Letter to Shareholders                                                 1

Portfolio Management Review                                            3

New at Delaware                                                        5

Performance Summary                                                    6

Financial Statements:

  Statement of Net Assets                                              7

  Statement of Assets and Liabilities                                 11

  Statement of Operations                                             12

  Statements of Changes in Net Assets                                 13

  Financial Highlights                                                14

  Notes to Financial Statements                                       18

Letter                                    Delaware High-Yield Opportunities Fund
  to Shareholders                         February 12, 2002


Recap of Events
The six-month period ended January 31, 2002 was a complex period for investors in fixed-income securities. The events of September 11 and its aftermath created concerns about corporate bond credit quality, resulting in increased market volatility throughout the fixed-income marketplace.

Volatility was particularly acute throughout the fixed-income markets after October 31, when the U.S. Treasury announced that it would no longer issue 30-year bonds. Immediately after that announcement, yields on outstanding long-term debt dropped sharply as investors demanding long bonds were able to look only to the existing supply.

Uncertainty regarding the outlook for the economy was also a significant factor contributing to volatility in recent months. Late in the period, yields on high-quality fixed income securities rebounded sharply, as signs emerged that the U.S. economy might be more resilient than some investors had feared. For the first time in a year, the Federal Reserve left short-term interest rates unchanged at its January 30 meeting. In doing so, the Fed noted that economic activity in the U.S. had begun to firm, even though weakness remains a threat in the near-term.

Despite a growing consensus that the recession may now be ending, other concerns have recently stifled confidence regarding an end to the broader, global economic slowdown. With news of accounting irregularities dominating business headlines, many investors showed concern that similar problems could affect other large issuers. The result was a weak stock market and corporate credit rating downgrades in late January 2002, which drove daily bond price volatility to new heights.

Delaware High-Yield Opportunities Fund returned +2.65% (Class A shares at net asset value with distributions reinvested) during the six months ended January 31, 2002, slightly bettering the +1.05% gain made by the Salomon Smith Barney High-Yield Cash Pay Index over the same period. Returns also beat the Lipper High Current Yield Funds Average, which fell by -0.19% during that time.


Market Outlook
Five months after the tragic events of September 11, we are beginning to get a clearer picture of that day's impact on the U.S. economy and our capital markets. September 11 clearly prolonged a year-long economic slide, but also became a catalyst for U.S. stocks, which now appear to have bottomed just when things appeared most bleak. The economy currently appears set for recovery based on the Fed's aggressive monetary policy. Still, the timing and strength of a recovery remains open for debate, and many economists warn that an economic rebound could be weak, or even thwarted altogether.

"Worldwide, companies sold $120.8 billion of new high-yield debt in 2001"

A recovery of any strength is likely to aid performance in the high-yield bond market, where defaults have played a big role in recent years and credit concerns in general have created much volatility. Worldwide, companies sold $120.8 billion of new high-yield debt in 2001, a total that was down from the record setting pace of 2000 but still quite high by historical standards (Source: Bloomberg). Early in 2002, the issuance calendar remains robust, as many corporations may have been waiting for interest rates to reach a bottom before

Total Return
For the period ended January 31, 2002                                 Six Months
Delaware High-Yield Opportunities Fund -- Class A Shares                 +2.65%
Lipper High Current Yield Funds Average (409 funds)                      -0.19%
Salomon Smith Barney High-Yield Cash Pay Index                           +1.05%
--------------------------------------------------------------------------------

All performance shown above is at net asset value without the effect of sales charges and assumes reinvestment of all distributions. Performance information for all Fund classes can be found on page 6. The Lipper High Current Yield Funds Average represents the average return of high-yield bond funds tracked by Lipper (Source: Lipper Inc.). The Salomon Smith Barney High-Yield Cash Pay Index is an unmanaged index that generally tracks the performance of domestic high-yield bonds. You cannot invest directly in an index. Past performance is not a guarantee of future results.

looking toward refinancing debt or new borrowing. As a result, we view the outlook for the high-yield market in the coming months positively.

As we look to a brighter future, Delaware Investments remains committed to growing its service-oriented approach, and meeting shareholders' ever-changing needs. As a result, we recently debuted Delaware eDelivery, which allows you to receive your fund materials, including these reports, electronically instead of via U.S. mail. At Delaware, we take pride in our award-winning service, and we hope you enjoy this new feature, which we are offering in response to shareholder requests.

Sincerely,



/s/Charles E. Haldeman, Jr.
---------------------------
Charles E. Haldeman, Jr.
Chairman,

Delaware Investments Family of Funds

/s/David K. Downes
---------------------------
David K. Downes
President and Chief Executive Officer,
Delaware Investments Family of Funds

Portfolio                                 Delaware High-Yield Opportunities Fund
  Management Review                       February 12, 2002

Fund Managers
Peter C. Andersen
Vice President/Senior Portfolio Manager

Timothy L. Rabe
Vice President/Portfolio Manager

Jude T. Driscoll
Executive Vice President
Head of Fixed Income


The Fund's Results
Delaware High-Yield Opportunities Fund's semiannual period proved to be extraordinarily challenging both politically and economically. We believe that our highly disciplined, long-term approach can be credited with generating positive performance during this period of extreme uncertainty. Despite a volatile market, our holdings in defensive sectors -- including healthcare, chemicals, and utilities -- fared well. The lodging and transportation sectors, which were hit hardest by the fallout of September 11, were underweighted in the Fund relative to the benchmark index.

"Within fixed-income markets, September 11 brought a major flight to quality by investors."

For the six months ended January 31, 2002, Delaware High-Yield Opportunities Fund posted a +2.65% total return (Class A shares at net asset value with distributions reinvested). Returns outpaced the Lipper High Current Yield Funds Average, which posted -0.19% performance for the same period. Your Fund also beat the +1.05% gain made by the Salomon Smith Barney High-Yield Cash Pay Index. As of January 31, 2002, the Fund's SEC yield was 9.20% (for Class A shares).

In the autumn of 2001, lingering uncertainty after the events of September 11 further weakened a troubled economy. For several weeks, many nervous investors fled the equity and high-yield markets in exchange for higher quality investments. Within fixed-income markets, September 11 brought a major flight to quality by investors.

Credit selection remains a key driver to strong performance in the high-yield markets. Our investment strategy relies on a highly focused approach and an extensive team of analysts to perform in-depth company research and credit analysis. The Fund's research team, which has grown over the past 18 months, is comprised of 20 analysts specialized by market sector. The increase allows us to perform more thorough analysis of individual securities and maintain closer day-to-day relationships with the companies in which we invest. We feel that a large team of credit analysts, coupled with fewer portfolio holdings, can give us an advantage relative to our peers.


Portfolio Highlights
When we reported to our shareholders last summer, we noted that we had dramatically reduced our telecommunications sector exposure to a weighting that closely mirrored the benchmark index. This was in response to poor performance in the sector during the first half of 2001, when defaults plagued the high-yield market and the Fund's exposure to the telecom sector negatively impacted our performance.

Downsizing our telecommunications position has benefited the Fund tremendously, as the sector faced continued scrutiny over corporate financing capabilities during the remainder of the year. Defaults in the telecommunications sector have continued, and while our exposure to the worst-performing telecommunications issues has been minimal, the sector as a whole detracted from the Fund's performance during the recent period. While we have significantly decreased our holdings in this area, we continue to search for selective opportunities that offer attractive income potential. Our strategy is to seek to identify companies with proven cash flows, manageable leverage, solid operating histories, and strong management teams. This means focusing on well-capitalized, established companies rather than companies with little funding.

In light of market uncertainty, we maintained our defensive approach during the recent fiscal period, focusing on sectors such as cable, energy, and utilities. We believe that these sectors offer the most attractive returns and are likely to be least affected by market volatility when compared with more speculative areas such as telecommunications. Two of our cable holdings, Adelphia Communications and Charter Communication Holdings, showed strong earnings performance during the recent six-month period.

Another area we were attracted to was gaming, a sector that offers free cash flow, little consolidation, and consistent operating results. Park Place Entertainment and Argosy

Gaming were among the Fund's core holdings. Each of these holdings maintained strong credit ratings and also helped the Fund's total return performance during the recent six-month period.

The Fund also benefited from exposure to select high-yielding bonds in the healthcare industry. The bonds of Kinetic Concepts -- a company that designs therapeutic systems for the healthcare industry -- fared well in the marketplace. While Kinetic Concept's bonds are lower rated issues than some of our other holdings, we believe the firm's growth prospects remain positive. In particular, we are attracted to Kinetic's solid operating history and strong performance.

While the energy sector has been the subject of increased corporate balance sheet scrutiny in the wake of the Enron scandal, we are confident that fundamentals will generally remain intact. Given the relative strength of the U.S. financial accounting system, we believe that any potential reforms will only benefit investors in the long run.

We believe that extensive research remains the most effective way to manage risk in a high-yield fund. As a result, we use a bottom-up, security-by-security selection process rather than allocating assets by sector. This helps us benefit from exposure to a wide variety of holdings and ensures a well-diversified portfolio.

This approach extends to our sell discipline as well. When the team's analysts institute a "buy" recommendation, they also set guidelines for selling the security. This involves identifying specific factors that could be detrimental to the holding and the Fund. Going forward, we will continue to apply this disciplined approach as we monitor the high-yield market, searching for securities that provide attractive yield with minimum risk.

We will continue to consider discounted bonds that we feel are undervalued and have strong potential, including issues that may have been unfairly ignored in the marketplace. In doing so, we remain careful about our process of security selection, as statistics show that approximately 70% of bonds purchased at deep discounts (50-75% below par value) default within a two-year time frame.

The Fund currently has two analysts dedicated to researching distressed issues, and deep credit analysis has occasionally allowed us to uncover select discounted issues-low or non-rated companies that we believe offer attractive return potential with limited risk. A good example of such a holding is Office Depot -- the nation's largest supplier of office products. Office Depot is an example of a turnaround story that generated attractive performance for the Fund in recent months. The ability to leverage extensive company research helped the investment team thoroughly assess the risks and successfully take advantage of this opportunity.

While many corporate bond yields are at extremely attractive levels, we generally remain cautious given the current risks in the market, however. As a result, we will continue to concentrate on higher quality, lower yielding issues in an effort to minimize portfolio risk going forward.


Outlook
Given continued economic uncertainty, we expect performance for the high-yield markets to be mixed for 2002. We anticipate that defaults -- which are showing signs of deceleration -- will likely peak by the first or second quarter of this year. Despite uncertainties in the current environment, we believe that Delaware High-Yield Opportunities Fund continues to offer shareholders a strong combination of income and return relative to other fixed-income investments.

By employing intensive analysis, we will continue our efforts to uncover the best investment opportunities available while managing risk in the Fund. We believe that our research capabilities will help us avoid companies that are under capitalized, underfinanced, and will require access to capital markets. We will continue to focus on companies with solid operations, good management, and less reliance on the capital markets during the coming year -- a combination that we think will offer the most attractive investment performance going forward.


Delaware High-Yield Opportunities Fund
Asset Allocation
As of January 31, 2002


                                                                     Percentage
Asset                                                              of Net Assets
--------------------------------------------------------------------------------
Corporate Bonds                                                           89.53%
--------------------------------------------------------------------------------
Preferred Stock                                                            4.18%
--------------------------------------------------------------------------------
Other                                                                      3.26%
--------------------------------------------------------------------------------
CMO's                                                                      1.59%
--------------------------------------------------------------------------------
Foreign Bonds                                                              1.44%

New
  at Delaware

Simplify your life. Sign up for Delaware's new eDelivery!

No more hunting for lost documents or misplaced items in your filing cabinet. Delaware Investments helps you get organized with Delaware eDelivery. Online account access users can now receive fund documents electronically instead of via U.S. mail. When you sign up for eDelivery, you can access your account statements, shareholder reports, and other fund materials online, in a secure environment at any time, from anywhere.

To sign up for Delaware eDelivery:
1. Go to www.delawareinvestments.com/edelivery
2. Follow the directions to register.

Take control with Delaware eDelivery!

If you have questions or need more information, call our Shareholder Service Center at 800 523-1918 from 8:00 a.m. to 8:00 p.m. Eastern Time, Monday through Friday.


[Graphic Omitted]
Delaware
e:delivery
ONLINE, ALL THE TIME

Delaware
  High-Yield Opportunities Fund

Fund Basics
As of January 31, 2002
--------------------------------------------------------------------------------
Fund Objectives:
The Fund seeks total return, and as a secondary objective, high current income.
--------------------------------------------------------------------------------
Total Fund Net Assets:
$34.72 million
--------------------------------------------------------------------------------
Number of Holdings:
162
--------------------------------------------------------------------------------
Fund Start
Date: December 30, 1996
--------------------------------------------------------------------------------
Your Fund Managers:
Peter C. Andersen is Vice President/Senior Portfolio Manager of
Delaware's high-yield funds. Mr. Andersen received a master's degree in finance from Harvard University and a master's degree in physics from Yale University. Prior to joining Delaware
Investments in 2000, Mr. Andersen was a portfolio manager at Conseco Capital Management, where he managed high-yield portfolios for both institutional and retail products. Mr.
Andersen is a CFA charterholder.

Timothy L. Rabe, Vice President/Portfolio Manager, received a bachelor's degree in finance from the University of Illinois. Prior to joining Delaware Investments in 2000, Mr. Rabe was a high-yield portfolio manager for Conseco Capital Management. Before that, he worked as a tax analyst for The Northern Trust Company. He is a CFA shareholder.

Jude T. Driscoll is Executive Vice President/Head of Fixed Income at Delaware Management Company. Mr. Driscoll received a bachelor's degree in economics from the University of Pennsylvania. Prior to joining Delaware Investments in 2000, Mr. Driscoll was Senior Vice President, Director of Fixed-Income Process at Conseco Capital Management, where he managed bank loan, high-yield and general insurance portfolios. He previously held management positions at NationsBanc Montgomery Securities and Goldman Sachs & Co.
--------------------------------------------------------------------------------
Nasdaq Symbols:
Class A DHOAX
Class B DHOBX
Class C DHOCX

Fund Performance
Average Annual Total Returns
Through January 31, 2002                 Lifetime     Five Years        One Year
--------------------------------------------------------------------------------
Class A (Est. 12/30/96)
Excluding Sales Charge                     +3.15%        +2.80%           -9.69%
Including Sales Charge                     +2.19%        +1.81%          -13.89%
--------------------------------------------------------------------------------
Class B (Est. 2/17/98)
Excluding Sales Charge                     -1.95%                        -10.17%
Including Sales Charge                     -2.48%                        -13.43%
--------------------------------------------------------------------------------
Class C (Est. 2/17/98)
Excluding Sales Charge                     -1.95%                        -10.17%
Including Sales Charge                     -1.95%                        -10.99%
--------------------------------------------------------------------------------

The Fund invests primarily in high-yield bonds (commonly known as "junk bonds"), which involve greater risk than investing in higher quality fixed-income securities.

Returns reflect the reinvestment of distributions and any applicable sales charges as noted below. Returns and share values will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Class B and C share results, excluding sales charges, assume either that contingent deferred sales charges did not apply or the investment was not redeemed. Past performance is not a guarantee of future results.

The Fund offers Class A, B, C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.75% and have an annual distribution and service fee of up to 0.30%.

Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately eight years after purchase. They are also subject to an annual distribution and service fee of 1%.

Class C shares are sold with a contingent deferred sales charge of 1% if redeemed during the first 12 months. They are also subject to an annual distribution and service fee of 1%.

The average annual total returns for the lifetime, five-year, and one-year periods ended January 31, 2002 for Delaware High-Yield Opportunities Fund Institutional Class were +3.46%, +3.12%, and -9.14%, respectively. The Institutional Class shares were first made available on December 30, 1996 and are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

An expense limitation was in effect for all classes of Delaware High-Yield Opportunities Fund during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on Fund distributions or redemptions of Fund shares.

Nasdaq Institutional Class symbol: DHOIX

Statement                                 Delaware High-Yield Opportunities Fund
  of Net Assets                           January 31, 2002 (Unaudited)




                                                        Principal         Market
                                                          Amount          Value
Asset-Backed Security - 0.40%
   Morgan Stanley Dean Witter Capital
     12.75% 1/26/32                                      $134,591       $137,283
                                                                       ---------
Total Asset-Backed Security
   (cost $134,591)                                                       137,283
                                                                       ---------
Collateralized Mortgage Obligations - 1.59%
   Citicorp Mortgage Securities
     2001-14 B3 6.614% 9/25/31                            170,366        132,919
   CS First Boston Mortgage
     Securities Corporation
     2001-26 1B4 6.75% 11/25/31                            64,843         49,689
   Prudential Securities Secured Financing
     1998-C1 J 7.389% 5/15/13                             150,000        107,719
   Salomon Brothers Mortgage Securities
     1999-C1 H 2 7.00% 5/18/32                            100,000         75,350
   Washington Mutual Mortgage
     Securities Corporation
     2001-8 CB4 6.71% 8/1/31                              123,832         97,827
   Wells Fargo Mortgage - Backed Securities
     2001-9 B4 6.75% 5/25/31                              111,281         87,317
                                                                       ---------
Total Collateralized Mortgage Obligations
   (cost $560,240)                                                       550,821
                                                                       ---------
Corporate Bonds - 89.53%
Aerospace & Defense - 1.24%
   Alliant Techsystems 8.50% 5/15/11                      100,000        105,500
   BE Aerospace 9.50% 11/1/08                             170,000        149,600
   Sequa 9.00% 8/1/09                                     180,000        175,500
                                                                       ---------
                                                                         430,600
                                                                       ---------
Automobiles & Automotive Parts - 4.13%
   Advance Stores 10.25% 4/15/08                          195,000        204,019
   Advanced Accessory Systems/
     AAS Capital 9.75% 10/1/07                             60,000         50,100
   American Axle & Manufacturing
     9.75% 3/1/09                                         255,000        269,025
   Collins & Aikman Products
     144A 10.75% 12/31/11                                 200,000        203,000
   CSK Auto 144A 12.00% 6/15/06
   Delco Remy International
     11.00% 5/1/09                                        240,000        237,600
   Neff 10.25% 6/1/08                                     415,000        259,375
                                                                       ---------
                                                                       1,432,619
                                                                       ---------
Banking, Finance & Insurance - 2.59%
   Fairfax Financial Holdings
     7.75% 12/15/03                                       245,000        222,462
   Finova Group  7.50% 11/15/09                           420,000        159,600
   Health Care REIT 7.50% 8/15/07                         355,000        355,808
   Sovereign Bancorp 10.50% 11/15/06                      150,000        162,750
                                                                       ---------
                                                                         900,620
                                                                       ---------

                                                         Principal        Market
                                                           Amount         Value
Corporate Bonds (continued)
Building & Materials - 1.51%
     Beazer Homes USA 8.875% 4/1/08                      $175,000       $181,125
     Lennear 9.95% 5/1/10                                 150,000        164,625
     Ryland Group 8.00% 8/15/06                           175,000        177,625
                                                                       ---------
                                                                         523,375
                                                                       ---------
Cable, Media & Publishing - 14.46%
     Adelphia Communications
        10.25% 11/1/06                                    650,000        674,374
     Advanstar Communications
        12.00% 2/15/11                                    280,000        219,800
     Charter Communication Holdings
        10.75% 10/1/09                                    720,000        756,899
     Charter Communications Holdings
        144A 12.125% 1/15/12                              550,000        323,125
     CSC Holdings 9.875% 2/15/13                          250,000        266,875
     Echostar Broadband 10.375% 10/1/07                   390,000        417,300
   +Frontiervision Holdings 11.875% 9/15/07               250,000        270,000
     Granite Broadcasting 10.375% 5/15/05                 350,000        332,500
   +Insight Communications
        144A 12.25% 2/15/11                               475,000        298,063
     Insight Midwest 144A 10.50% 11/1/10                  175,000        191,188
     Lin Holdings 10.00% 3/1/08                           160,000        100,400
     Mediacom Broadband 11.00% 7/15/13                    320,000        353,600
     Northland Cable Television
        10.25% 11/15/07                                   170,000        148,325
     Rogers Cablesystems 10.00% 3/15/05                   480,000        520,800
     Telewest Communications
        11.25% 11/1/08                                    225,000        153,000
                                                                       ---------
                                                                       5,026,249
                                                                       ---------
Chemicals - 3.54%
     Avecia 11.00% 7/1/09                                 290,000        290,000
     IMC Global 6.55% 1/15/05                             425,000        402,600
     Lyondell Chemical
        9.875% 5/1/07                                     255,000        254,363
        10.875% 5/1/09                                    105,000         97,388
     Macdermid 144A 9.125% 7/15/11                        180,000        186,300
                                                                       ---------
                                                                       1,230,651
                                                                       ---------
Computers & Technology - 2.17%
     Asat Finance 12.50% 11/1/06                          341,250        206,456
     ChipPAC International 12.75% 8/1/09                  175,000        177,625
     Seagate Technology International
        144A 13.50% 11/15/07                              325,000        368,875
                                                                       ---------
                                                                         752,956
                                                                       ---------
Consumer Products - 2.01%
     American Greetings 11.75% 7/15/08                    335,000        337,513
     Elizabeth Arden 11.75% 2/1/11                        190,000        179,550
     Salton 144A 12.25% 4/15/08                           175,000        182,000
                                                                       ---------
                                                                         699,063
                                                                       ---------

Statement                                 Delaware High-Yield Opportunities Fund
  of Net Assets (continued)


                                                        Principal         Market
                                                          Amount          Value
Corporate Bonds (continued)
Electronics & Electrical Equipment - 0.48%
   Flextronics International 9.875% 7/1/10               $155,000       $168,175
                                                                       ---------
                                                                         168,175
                                                                       ---------
Energy - 2.71%
   Amerigas Partners 8.875% 5/20/11                       175,000        179,375
   Denbury Management 9.00% 3/1/08                         60,000         56,400
   Denbury Resources 9.00% 3/1/08                          25,000         23,500
   Grant Prideco 9.625% 12/1/07                           345,000        345,000
   Sesi 144A 8.875% 5/15/11                               355,000        335,919
                                                                       ---------
                                                                         940,194
                                                                       ---------
Environmental Services - 2.07%
   Allied Waste 144A 8.50% 12/1/08                        700,000        717,500
                                                                       ---------
                                                                         717,500
                                                                       ---------
Food, Beverage & Tobacco - 6.65%
   Advantica Restaurant 11.25% 1/15/08                    500,000        373,125
   CKE Restaurants 9.125% 5/1/09                          350,000        315,000
   Constellation 8.125% 1/15/12                           200,000        205,000
   Cott Beverages 8.00% 12/15/11                          175,000        177,625
   Del Monte 9.25% 5/15/11                                150,000        158,250
   Di Giorgio 10.00% 6/15/07                              375,000        371,250
   Dimon 9.625% 10/15/11                                  175,000        183,750
   Ingles Markets 144A 8.875% 12/1/11                     150,000        150,000
   Marsh Supermarket 8.875% 8/1/07                        175,000        176,313
   National Wine & Spirits 10.125% 1/15/09                195,000        199,875
                                                                       ---------
                                                                       2,310,188
                                                                       ---------
Healthcare & Pharmaceuticals - 6.71%
   AmerisourceBergen 8.125% 9/1/08                        240,000        252,000
   Coventry Health 144A 8.125% 2/15/12                     75,000         76,688
   Davita 144A 9.25% 4/15/11                              225,000        239,063
   Extendicare Health Services
     9.35% 12/15/07                                       195,000        178,425
   Fresensius Medical Care TOPrS
     9.00% 12/1/06                                        325,000        339,624
   Healthsouth 10.75% 10/1/08                             210,000        228,900
   Kinetic Concepts 9.625% 11/1/07                        400,000        409,999
   Magellan Health Services
     144A 9.375% 11/15/07                                 110,000        109,450
   Radiologix 144A 10.50% 12/15/08                         75,000         74,813
   Stewart Enterprises 144A
     10.75% 7/1/08                                        175,000        190,750
   Triad Hospitals 11.00% 5/15/09                         125,000        139,375
   US Oncology 144A 9.625% 2/1/12                          90,000         90,000
                                                                       ---------
                                                                       2,329,087
                                                                       ---------
Industrial Machinery - 1.17%
   Briggs & Stratton 144A 8.875% 3/15/11                  275,000        291,500
   National Equipment 10.00% 11/30/04                     125,000        113,125
                                                                       ---------
                                                                         404,625
                                                                       ---------
Leisure, Lodging & Entertainment - 9.07%
   Alliance Gaming 10.00% 8/1/07                          300,000        316,875
   American Restaurant 11.50% 11/1/06                     102,000         77,010
   Argosy Gaming 10.75% 6/1/09                            230,000        256,450
   Bally Total Fitness 9.875% 10/15/07                    105,000        108,150

                                                        Principal         Market
                                                          Amount          Value
Corporate Bonds (continued)
Leisure, Lodging & Entertainment (continued)
    Extended Stay America 144A
       9.88% 6/15/11                                    $250,000       $260,000
    La Quinta Inns
       7.25% 3/15/04                                     100,000         99,125
       7.40% 9/15/05                                     195,000        192,563
    Meristar Hospitality 10.50% 6/15/09                  225,000        237,375
    Mohegan Tribal Gaming 144A
       8.375% 7/1/11                                     355,000        365,649
    Park Place Entertainment
       9.375% 2/15/07                                    245,000        259,700
   +Premier Parks 10.00% 4/1/08                          300,000        274,500
    Regal Cinemas 144A 9.375% 2/1/12                     260,000        265,200
    Six Flags 144A 8.875% 2/1/10                          90,000         89,680
    Wheeling Island Gaming
       10.125% 12/15/09                                  335,000        348,399
                                                                      ---------
                                                                      3,150,676
                                                                      ---------
Metals & Mining - 0.84%
    Jorgensen Earle 9.50% 4/1/05                         295,000        292,050
                                                                      ---------
                                                                        292,050
                                                                      ---------
Packaging & Containers - 1.80%
    AEP Industries 9.875% 11/15/07                       300,000        298,500
    Portola Packaging 10.75% 10/1/05                     250,000        231,250
    Stone Container 9.25% 2/1/08                          90,000         96,750
                                                                      ---------
                                                                        626,500
                                                                      ---------
Paper & Forest Products - 1.44%
    Ainsworth Lumber 13.875% 7/15/07                     175,000        186,375
    Appleton Papers 12.50% 12/15/08                       75,000         71,250
    Pacifica Papers 10.00% 3/15/09                        75,000         80,438
    Plastipak Holdings 10.75% 9/1/11                     150,000        161,250
                                                                      ---------
                                                                        499,313
                                                                      ---------
Real Estate - 0.93%
    Nationwide Health Properties
         7.06% 12/5/06                                   200,000        192,936
    Senior Housing Trust 8.625% 1/15/12                  125,000        128,750
                                                                      ---------
                                                                        321,686
                                                                      ---------
Retail - 6.61%
    Avado Brands 11.75% 6/15/09                          615,000         95,325
    J Crew 10.375% 10/15/07                              405,000        338,681
  **Kmart 144A 9.875% 6/15/08                            360,000        160,200
    Levi Strauss
       6.80% 11/1/03                                     240,000        227,400
       11.625% 1/15/08                                   330,000        330,000
    Office Depot 144A 10.00% 7/15/08                     250,000        271,250
    Petco Animal Supplies 10.75% 11/1/11                 350,000        365,750
    Remington Arms 9.50% 12/1/03                         200,000        196,250
    Saks 7.00% 7/15/04                                   325,000        310,375
                                                                      ---------
                                                                      2,295,231
                                                                      ---------
Telecommunications - 8.33%
   +Alamosa Holding 12.875% 2/15/10                      300,000        160,500
   +Allegiance Telecom 11.75% 2/15/08                    490,000        173,950
    American Tower 144A 9.375% 2/1/09                    160,000        114,400

Statement                                 Delaware High-Yield Opportunities Fund
  of Net Assets (continued)

                                                        Principal      Market
                                                          Amount       Value
Corporate Bonds (continued)
Telecommunications (continued)
 +Crown Castle International
    10.375% 5/15/11                                      $175,000   $    91,875
  Horizon PCS 14.00% 10/1/10                              200,000        92,000
  Horizon PCS 144A 13.75% 6/15/11                          30,000        27,975
  Level 3 Communications
    +10.50% 12/1/08                                       170,000        39,950
     11.00% 3/15/08                                       175,000        76,125
  Metromedia Fiber 10.00% 12/15/09                        200,000        67,000
  Nextel Communications
     9.375% 11/15/09                                      410,000       301,350
     9.75% 10/31/07                                       500,000       346,249
**Nextel International 12.75% 8/1/10                      600,000        55,500
 +Nextel Partners 14.00% 2/1/09                           310,000       186,775
  Nextel Partners 144A 12.50% 11/15/09                     40,000        33,600
  Panamsat 144A 8.50% 2/1/12                              275,000       275,688
  Paxson Communications
     10.75% 7/15/08                                       210,000       222,600
 +SBA Communications 12.00% 3/1/08                        300,000       199,500
  Time Warner Telecommunications
     9.75% 7/15/08                                        100,000        69,500
 +Ubiquitel 14.00% 4/15/10                                525,000       252,000
  Williams Communications
     11.70% 8/1/08                                        375,000       106,875
                                                                    -----------
                                                                      2,893,412
                                                                    -----------
  Textiles, Apparel & Furniture - 0.92%
     Interface 9.50% 11/15/05                             250,000       240,000
     Interface 144A 10.375% 2/1/10                         75,000        78,094
                                                                    -----------
                                                                        318,094
                                                                    -----------
  Transportation & Shipping - 1.89%
     Atlas Air 10.75% 8/1/05                              200,000       183,000
     Hornbeck-Leevac 10.625% 8/1/08                       185,000       187,775
     Hornbeck-Leevac 144A 10.625% 8/1/08                  100,000       101,500
     Teekay Shipping 8.875% 7/15/11                       175,000       182,438
                                                                    -----------
                                                                        654,713
                                                                    -----------
  Utilities - 6.26%
     AES 10.25% 7/15/06                                   265,000       229,225
     Avista 9.75% 6/1/08                                  100,000       105,085
     Calpine
        8.50% 5/1/08                                       75,000        62,626
        10.50% 5/15/06                                    200,000       183,838
     CMS Energy 9.88% 10/15/07                            350,000       378,924
     Kansas Gas & Electric
        6.20% 1/15/06                                     290,000       276,739
        6.50% 8/1/05                                      100,000        96,829
     Midland Funding II 11.75% 7/23/05                     75,000        81,698
     Mission Energy Holdings
        13.50% 7/15/08                                    280,000       311,500
    Ocean Rig Norway 10.25% 6/1/08                        200,000       179,000
    Orion Power Holdings 12.00% 5/1/10                    225,000       266,625
                                                                    -----------
                                                                      2,172,089
                                                                    -----------
 Total Corporate Bonds (cost $31,572,956)                            31,089,666
                                                                    -----------

                                                         Principal     Market
                                                           Amount      Value
Foreign Bonds - 1.44%
Brazil - 0.36%
     Federal Republic of Brazil
        11.00% 8/17/40                                   $ 160,000   $  123,360
                                                                     ----------
                                                                        123,360
                                                                     ----------
Colombia - 0.50%
     Republic of Colombia 10.00% 1/23/12                   180,000      172,350
                                                                     ----------
                                                                        172,350
                                                                     ----------
Venezuela - 0.58%
     Republic of Venezuela 4.75% 12/18/07                  285,710      204,997
                                                                     ----------
                                                                        204,997
                                                                     ----------
Total Foreign Bonds (cost $520,842)                                     500,707
                                                                     ----------
                                                         Number of
                                                           Shares
Common Stock - 0.05%
Telecommunications - 0.05%
    *Global Crossing                                         4,100          398
    *McLeodUSA Class A                                       4,500           45
    *Triton PCS Holdings Class A                             1,200       16,824
                                                                     ----------
Total Common Stock (cost $333,237)                                       17,267
                                                                     ----------
Preferred Stocks - 4.18%
     CSC Holdings 11.75%                                     5,250      565,737
     Intermedia Communications PIK 13.50%                      448      467,499
     Nextel Communications PIK 13.00%                          421      215,763
     Rural Cellular PIK 11.375%                                258      202,264
                                                                     ----------
Total Preferred Stocks (cost $1,666,673)                              1,451,263
                                                                     ----------
Warrants - 0.05%
    *Horizon PCS                                               600       18,078
                                                                     ----------
Total Warrants (cost $53,099)                                            18,078
                                                                     ----------

                                                         Principal
                                                           Amount
Repurchase Agreements - 3.50%
     With BNP Paribas 1.90% 2/1/02
        (dated 1/31/02, collateralized by
        $146,000 U.S. Treasury Notes
        due 4/30/02, market value $150,220
        and $146,000 U.S. Treasury Notes
        6.625% due 5/31/02, market value
        $150,187 and $141,000 U.S. Treasury
        Notes 6.25% due 8/31/02,
        market value $ 148,035)                          $ 439,000      439,000

Statement                                 Delaware High-Yield Opportunities Fund
  of Net Assets (continued)

                                                        Principal       Market
                                                          Amount        Value
Repurchase Agreements (continued)
   With JP Morgan Chase 1.88% 2/1/02
     (dated 1/31/02, collateralized by
     $345,000 U.S. Treasury Notes 3.25%
     due 12/31/03, market value $347,353)                $339,000   $   339,000
   With UBS Warburg 1.88% 2/1/02
     (dated 1/31/02, collateralized by
     $313,000 U.S. Treasury Bills
     due 2/7/02, market value $312,468
     and $132,000 U.S. Treasury Notes
     3.875% due 6/30/03,
     market value $135,076)                               438,000       438,000
                                                                    -----------
Total Repurchase Agreements
   (cost $1,216,000)                                                  1,216,000
                                                                    -----------
Total Market Value of Securities - 100.74%
   (cost $36,057,638)                                                34,981,085
Liabilities Net of Receivables and
   Other Assets - (0.74%)                                              (256,500)
                                                                    -----------
Net Assets Applicable to 9,049,502
   Shares Outstanding - 100.00%                                     $34,724,585
                                                                    ===========
Net Asset Value - Delaware High-Yield
   Opportunities Fund Class A
   ($18,610,705 / 4,854,266 Shares)                                       $3.83
                                                                          -----
Net Asset Value - Delaware High-Yield
   Opportunities Fund Class B
   ($10,470,758 / 2,725,135 Shares)                                       $3.84
                                                                          -----
Net Asset Value - Delaware High-Yield
   Opportunities Fund Class C
   ($2,892,161 / 752,962 Shares)                                          $3.84
                                                                          -----
Net Asset Value - Delaware High-Yield
   Opportunities Fund Institutional Class
   ($2,750,961 / 717,139 Shares)                                          $3.84
                                                                          -----

Components of Net Assets at January 31, 2002:
Shares of beneficial interest
     (unlimited authorization - no par)                             $46,448,796
Distributions in excess of net investment income                        (53,791)
Accumulated net realized loss on investments                        (10,593,867)
Net unrealized depreciation of investments
     and foreign currencies                                          (1,076,553)
                                                                    -----------
Total net assets                                                    $34,724,585
                                                                    ===========
Summary of Abbreviations
PIK - Payment in kind
TOPrS - Trust Originated Preferred Securities

 *Non-income producing security for the period ended January 31, 2002.

**Non-income producing security. Security is currently in default.

 +Zero coupon bond as of January 31, 2002. The interest rate shown is the step-up rate.

Net Asset Value and Offering Price Per Share -
 Delaware High-Yield Opportunities Fund
Net asset value Class A (A)                                               $3.83
Sales charge (4.75% of offering price,
 or 4.96% of amount invested per share) (B)                                0.19
                                                                       --------
Offering price                                                            $4.02
                                                                       --------

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B) See the current prospectus for purchases of $100,000 or more.


See accompanying notes

Statement                                 Delaware High-Yield Opportunities Fund
  of Assets and Liabilities               January 31, 2002 (Unaudited)



Assets:
   Investments at market (cost $36,057,638)                          $34,981,085
   Receivable for securities sold                                      1,522,117
   Dividends and interest receivable                                     704,904
   Subscriptions receivable                                               31,236
   Other assets                                                            7,822
                                                                     -----------
   Total assets                                                       37,247,164
                                                                     -----------
Liabilities:
   Payable for securities purchased                                    2,096,273
   Liquidations payable                                                  286,862
   Other accounts payable and accrued expenses                           139,444
                                                                     -----------
   Total liabilities                                                   2,522,579
                                                                     -----------

Total Net Assets                                                     $34,724,585
                                                                     ===========

See accompanying notes

Statement                              Delaware High-Yield Opportunities Fund
  of Operations                        Period Ended January 31, 2002 (Unaudited)




Investment Income:
   Interest                                                                                          $1,857,656
   Dividends                                                                                             61,007         $ 1,918,663
                                                                                                     ----------         -----------
Expenses:
   Management fees                                                                                      113,935
   Distribution expense -- Class A                                                                       27,967
   Distribution expense -- Class B                                                                       53,180
   Distribution expense -- Class C                                                                       14,779
   Dividend disbursing and transfer agent fees and expenses                                              27,611
   Registration fees                                                                                     20,312
   Reports and statements to shareholders                                                                 9,301
   Accounting and administration fees                                                                     7,572
   Custodian fees                                                                                         5,415
   Professional fees                                                                                      3,044
   Trustees' fees                                                                                           400
   Other                                                                                                  5,772             289,288
                                                                                                     ----------         -----------
   Less expenses absorbed or waived                                                                                         (46,648)
   Less expenses paid indirectly                                                                                             (1,225)
                                                                                                                        -----------
   Total expenses                                                                                                           241,415
                                                                                                                        -----------
Net Investment Income                                                                                                     1,677,248
                                                                                                                        -----------
Net Realized and Unrealized Loss on Investments:
   Net realized loss on investments                                                                                        (618,920)
   Net change in unrealized appreciation / depreciation of investments                                                     (497,957)
                                                                                                                        -----------
Net Realized and Unrealized Loss on Investments                                                                          (1,116,877)
                                                                                                                        -----------

Net Increase in Net Assets Resulting from Operations                                                                    $   560,371
                                                                                                                        ===========


See accompanying notes

Statements                                Delaware High-Yield Opportunities Fund
  of Changes in Net Assets

                                                                                                   Six Months                  Year
                                                                                                        Ended                 Ended
                                                                                                      1/31/02               7/31/01
                                                                                                   (Unaudited)
Increase (Decrease) in Net Assets from Operations:
   Net investment income                                                                         $  1,677,248          $  3,243,790
   Net realized loss on investments                                                                  (618,920)           (6,902,461)
   Net change in unrealized appreciation/depreciation of investments                                 (497,957)              316,279
                                                                                                 ------------          ------------
   Net increase (decrease) in net assets resulting from operations                                    560,371            (3,342,392)
                                                                                                 ------------          ------------
Dividends and Distributions to Shareholders from:
   Net investment income:
     Class A                                                                                       (1,004,231)           (1,933,880)
     Class B                                                                                         (527,295)           (1,061,594)
     Class C                                                                                         (146,232)             (276,179)
     Institutional Class                                                                             (174,969)                 (380)
                                                                                                 ------------          ------------
                                                                                                   (1,852,727)           (3,272,033)
                                                                                                 ------------          ------------
Capital Share Transactions:
   Proceeds from shares sold:
     Class A                                                                                        3,434,014            19,154,937
     Class B                                                                                        1,727,574             9,896,447
     Class C                                                                                          221,704             2,230,808
     Institutional Class                                                                            4,099,026                    --

   Net asset value of shares issued upon reinvestment of dividends and distributions:
     Class A                                                                                          790,869             1,564,220
     Class B                                                                                          233,177               565,395
     Class C                                                                                           85,770               137,006
     Institutional Class                                                                              174,969                   380
                                                                                                 ------------          ------------
                                                                                                   10,767,103            33,549,193
                                                                                                 ------------          ------------
   Cost of shares repurchased:
     Class A                                                                                       (3,495,147)          (14,113,438)
     Class B                                                                                       (2,340,798)           (6,626,156)
     Class C                                                                                         (364,924)             (965,832)
     Institutional Class                                                                           (1,284,633)                 (642)
                                                                                                 ------------          ------------
                                                                                                   (7,485,502)          (21,706,068)
                                                                                                 ------------          ------------
Increase in net assets derived from capital share transactions                                      3,281,602            11,843,125
                                                                                                 ------------          ------------
Net Increase in Net Assets                                                                          1,989,246             5,228,700

Net Assets:
   Beginning of period                                                                             32,735,339            27,506,639
                                                                                                 ------------          ------------
   End of period                                                                                 $ 34,724,585          $ 32,735,339
                                                                                                 ============          ============

See accompanying notes

Financial
   Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                           Delaware High-Yield Opportunities Fund Class A

                                                              Six Months                       Year                      12/30/96(1)
                                                                   Ended                      Ended                           to
                                                               01/31/02(4)   7/31/01    7/31/00     7/31/99     7/31/98     7/31/97
                                                              (Unaudited)
Net asset value, beginning of period                              $3.950      $4.850     $5.120      $5.920      $5.920      $5.500

Income (loss) from investment operations:
Net investment income(2)                                           0.192       0.444      0.455       0.434       0.523       0.290
Net realized and unrealized gain (loss) on investments
   and foreign currencies                                         (0.102)     (0.893)    (0.296)     (0.691)      0.336       0.299
                                                                 -------     -------    -------     -------     -------     -------
Total from investment operations                                   0.090      (0.449)     0.159      (0.257)      0.859       0.589
                                                                 -------     -------    -------     -------     -------     -------
Less dividends and distributions:
Dividends from net investment income                              (0.210)     (0.451)    (0.429)     (0.438)     (0.605)     (0.169)
Distributions from net realized gain on investments                   --          --         --      (0.105)     (0.254)         --
                                                                 -------     -------    -------     -------     -------     -------
Total dividends and distributions                                 (0.210)     (0.451)    (0.429)     (0.543)     (0.859)     (0.169)
                                                                 -------     -------    -------     -------     -------     -------

Net asset value, end of period                                    $3.830      $3.950     $4.850      $5.120      $5.920      $5.920
                                                                 =======      ======     ======      ======      ======      ======

Total return(3)                                                    2.65%      (9.96%)     3.28%      (4.26%)     15.66%      10.81%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                          $18,611     $18,478    $15,650     $12,558      $9,670      $5,990
Ratio of expenses to average net assets                            1.13%       1.30%      1.30%       1.27%       1.14%       0.75%
Ratio of expenses to average net assets prior to
   expense limitation and expenses paid indirectly                 1.40%       1.40%      1.57%       1.89%       1.44%       1.57%
Ratio of net investment income to average net assets               9.82%      10.06%      9.21%       8.02%       8.88%       8.53%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly        9.55%       9.96%      8.94%       7.39%       8.58%       7.70%
Portfolio turnover                                                  576%      1,201%       396%        382%        317%        270%


(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net assets value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower if the expense limitation was not in effect.

(4) Ratios have been annualized and total has not been annualized.

As required, effective August 1, 2001, the Fund has adopted the provision of the AICPA Audit and Accounting Guide for Investment companies and began amortizing all premium and discount on debt securities. The effect of this change for the period ended January 31, 2002 was to decrease net investment income per share by 0.42, increase net realized and unrealized gains and losses per share by 0.42 and decrease the ratio of net investment income to average net assets 0.25%. Per share ratios and supplemental data for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

See accompanying notes

Financial
   Highlights (continued)


Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                               Delaware High-Yield Opportunities Fund Class B

                                                                          Six Months                 Year                 2/17/98(1)
                                                                             Ended                   Ended                    to
                                                                           01/31/02(4)  7/31/01     7/31/00     7/31/99     7/31/98
                                                                          (Unaudited)
Net asset value, beginning of period                                          $3.960     $4.850      $5.120      $5.920      $5.870

Income (loss) from investment operations:
Net investment income(2)                                                       0.178      0.413       0.421       0.401       0.161
Net realized and unrealized gain (loss) on investments
   and foreign currencies                                                     (0.103)    (0.886)     (0.294)     (0.694)      0.044
                                                                              ------    -------      ------      ------      ------
Total from investment operations                                               0.075     (0.473)      0.127      (0.293)      0.205
                                                                              ------    -------      ------      ------      ------
Less dividends and distributions:
Dividends from net investment income                                          (0.195)    (0.417)     (0.397)     (0.402)     (0.155)
Distributions from net realized gain on investments                               --         --          --      (0.105)         --
                                                                              ------    -------      ------      ------      ------
Total dividends and distributions                                             (0.195)    (0.417)     (0.397)     (0.507)     (0.155)
                                                                              ------    -------      ------      ------      ------

Net asset value, end of period                                                $3.840     $3.960      $4.850      $5.120      $5.920
                                                                              ======     ======      ======      ======      ======

Total return(3)                                                                2.24%    (10.44%)      2.62%      (4.91%)      3.54%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                      $10,471    $11,210      $9,589      $6,296      $1,603
Ratio of expenses to average net assets                                        1.83%      2.00%       2.00%       1.97%       1.84%
Ratio of expenses to average net assets prior to
   expense limitation and expenses paid indirectly                             2.10%      2.10%       2.27%       2.59%       2.14%
Ratio of net investment income to average net assets                           9.12%      9.36%       8.51%       7.32%       8.18%
Ratio of net investment income to average net assets prior to
   expense limitation and expenses paid indirectly                             8.85%      9.26%       8.24%       6.69%       7.88%
Portfolio turnover                                                              576%     1,201%        396%        382%        317%


(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net assets value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower if the expense limitation was not in effect.

(4) Ratios have been annualized and total has not been annualized.

As required, effective August 1, 2001, the Fund has adopted the provision of the AICPA Audit and Accounting Guide for Investment companies and began amortizing all premium and discount on debt securities. The effect of this change for the period ended January 31, 2002 was to decrease net investment income per share by 0.42, increase net realized and unrealized gains and losses per share by 0.42 and decrease the ratio of net investment income to average net assets 0.25%. Per share ratios and supplemental data for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

See accompanying notes

Financial
   Highlights (continued)


Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                           Delaware High-Yield Opportunities Fund Class C

                                                                          Six Months                 Year                 2/17/98(1)
                                                                             Ended                   Ended                    to
                                                                           01/31/02(4)  7/31/01     7/31/00     7/31/99     7/31/98
                                                                          (Unaudited)
Net asset value, beginning of period                                          $3.960     $4.850      $5.120      $5.920      $5.870
Income (loss) from investment operations:
Net investment income(2)                                                       0.178      0.414       0.422       0.403       0.161
Net realized and unrealized gain (loss) on investments
   and foreign currencies                                                     (0.103)    (0.887)     (0.295)     (0.696)      0.044
                                                                             -------    -------     -------     -------     -------
Total from investment operations                                               0.075     (0.473)      0.127      (0.293)      0.205
                                                                             -------    -------     -------     -------     -------
Less dividends and distributions:
Dividends from net investment income                                          (0.195)    (0.417)     (0.397)     (0.402)     (0.155)
Distributions from net realized gain on investments                               --         --          --      (0.105)         --
                                                                             -------    -------     -------     -------     -------
Total dividends and distributions                                             (0.195)    (0.417)     (0.397)     (0.507)     (0.155)
                                                                             -------    -------     -------     -------     -------

Net asset value, end of period                                                $3.840     $3.960      $4.850      $5.120      $5.920
                                                                             =======    =======     =======     =======     =======

Total return(3)                                                                2.24%    (10.44%)      2.61%      (4.91%)      3.54%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                                       $2,892     $3,044      $2,264      $1,913        $547
Ratio of expenses to average net assets                                        1.83%      2.00%       2.00%       1.97%       1.84%
Ratio of expenses to average net assets prior to
   expense limitation and expenses paid indirectly                             2.10%      2.10%       2.27%       2.59%       2.14%
Ratio of net investment income to average net assets                           9.12%      9.36%       8.51%       7.32%       8.18%
Ratio of net investment income to average net assets prior to
   expense limitation and expenses paid indirectly                             8.85%      9.26%       8.24%       6.69%       7.88%
Portfolio turnover                                                              576%     1,201%        396%        382%        317%


(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net assets value of a share during the period and assumes reinvestment of distributions at net asset value and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower if the expense limitation was not in effect.

(4) Ratios have been annualized and total has not been annualized.

As required, effective August 1, 2001, the Fund has adopted the provision of the AICPA Audit and Accounting Guide for Investment companies and began amortizing all premium and discount on debt securities. The effect of this change for the period ended January 31, 2002 was to decrease net investment income per share by 0.42, increase net realized and unrealized gains and losses per share by 0.42 and decrease the ratio of net investment income to average net assets 0.25%. Per share ratios and supplemental data for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

See accompanying notes

Financial
   Highlights (continued)


Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                   Delaware High-Yield Opportunities Fund Institutional Class

                                                              Six Months                       Year                      12/30/96(1)
                                                                   Ended                      Ended                           to
                                                               01/31/02(4)   7/31/01    7/31/00     7/31/99     7/31/98     7/31/97
                                                              (Unaudited)
Net asset value, beginning of period                              $3.950      $4.850     $5.120      $5.920      $5.920      $5.500
Income from investment operations:
Net investment income(2)                                           0.198       0.458      0.473       0.444       0.537       0.290
Net realized and unrealized gain (loss) on investments
   and foreign currencies                                         (0.091)     (0.893)    (0.298)     (0.684)      0.330       0.299
                                                                 -------      -------   -------     -------     -------     -------
Total from investment operations                                   0.107      (0.435)     0.175      (0.240)      0.867       0.589
                                                                 -------      -------   -------     -------     -------     -------
Less dividends and distributions:
Dividends from net investment income                              (0.217)     (0.465)    (0.445)     (0.455)     (0.613)     (0.169)
Distributions from net realized gain on investments                   --         --          --      (0.105)     (0.254)         --
                                                                 -------     -------    -------     -------     -------     -------
Total dividends and distributions                                 (0.217)     (0.465)    (0.445)     (0.560)     (0.867)     (0.169)
                                                                 -------     -------    -------     -------     -------     -------

Net asset value, end of period                                    $3.840      $3.950     $4.850      $5.120      $5.920      $5.920
                                                                 =======     =======    =======     =======     =======     =======

Total return(3)                                                    3.10%      (9.67%)     3.61%      (3.96%)     15.82%      10.81%

Ratios and supplemental data:
Net assets, end of period (000 omitted)                           $2,751          $3         $4      $3,691      $3,837      $3,330
Ratio of expenses to average net assets                            0.83%       1.00%      1.00%       0.97%       0.84%       0.75%
Ratio of expenses to average net assets prior to
   expense limitation and expenses paid indirectly                 1.10%       1.10%      1.27%       1.59%       1.14%       1.27%
Ratio of net investment income to average net assets              10.12%      10.36%      9.51%       8.32%       9.18%       8.53%
Ratio of net investment income to average net assets
   prior to expense limitation and expenses paid indirectly        9.85%      10.26%      9.24%       7.69%       8.88%       8.00%
Portfolio turnover                                                  576%      1,201%       386%        382%        317%        270%


(1) Date of commencement of operations; ratios have been annualized but total return has not been annualized.

(2) The average shares outstanding method has been applied for per share information.

(3) Total investment return is based on the change in net assets value of a share during the period and assumes reinvestment of distributions at net asset value. An expense limitation was in effect during the period. Performance would have been lower if the expense limitation was not in effect.

(4) Ratios have been annualized and total has not been annualized.

As required, effective August 1, 2001, the Fund has adopted the provision of the AICPA Audit and Accounting Guide for Investment companies and began amortizing all premium and discount on debt securities. The effect of this change for the period ended January 31, 2002 was to decrease net investment income per share by 0.42, increase net realized and unrealized gains and losses per share by 0.42 and decrease the ratio of net investment income to average net assets 0.25%. Per share ratios and supplemental data for periods prior to August 1, 2001 have not been restated to reflect this change in presentation.

See accompanying notes

Notes                                     Delaware High-Yield Opportunities Fund
  to Financial Statements                 January 31, 2002 (Unaudited)



Delaware Group Income Funds (the "Trust") is organized as a Delaware business trust and offers five series: Delaware Corporate Bond Fund, Delaware Delchester Fund, Delaware Extended Duration Bond Fund, Delaware High-Yield Opportunities Fund and Delaware Strategic Income Fund. These financial statements and the related notes pertain to Delaware High-Yield Opportunities Fund (the "Fund"). The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended and offers Class A, Class B, Class C, and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge that declines from 4% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately six years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Institutional Class shares are not subject to a sales charge and offered for sale exclusively to a limited group of investors.

The investment objective of the Fund is to seek total return, and as a secondary objective, high current income.

1. Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Fund.

Security Valuation -- All equity securities are valued at the last quoted sales price as of the time of regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between the bid and asked prices will be used. Long-term debt securities are valued by an independent pricing service and such prices are believed to reflect the fair value of such securities. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund's Board of Trustees.

Federal Income Taxes -- The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Class Accounting -- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements -- The Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Foreign Currency Transactions -- Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund isolates that portion of gains and losses on investments in debt securities which are due to changes in the foreign exchange rate from that which are due to changes in market prices of debt securities. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, where such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Change in Accounting Principle -- As required, effective August 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide") and began amortizing all discount or premium on debt securities. Prior to August 1, 2001, the Fund did not amortize premium or market discount, which conformed to the Fund's policy for federal income tax purposes. The cumulative effect of this accounting change had no impact on total assets of the Funds, but resulted in a $8,640 reduction in cost of securities and a corresponding $8,640 increase in net unrealized appreciation (depreciation), based on securities held by the Funds on August 31, 2001.

The effect of these changes for the period ended January 31, 2002, was a decrease in net investment income of $43,979, a decrease in net unrealized appreciation (depreciation) of $190,803, and an increase in net realized gains (losses) of $234,782. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in accounting.

Other -- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Original issue discounts (and market premiums) are amortized to interest income over the lives of the respective securities. The Fund declares and pays dividends from net investment income monthly and distributions from net realized gain on investments, if any, annually.

Certain expenses of the Fund are paid through commission arrangements with brokers. These transactions are done subject to best execution. The amount of these expenses was approximately $421 for the period ended January 31, 2002. In addition, the Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earnings credits for the period ended January 31, 2002 were approximately $804. The expenses paid under the above arrangements are included in their respective expense captions on the Statement of Operations with the corresponding expense offset shown as "expenses paid indirectly".

Notes                                     Delaware High-Yield Opportunities Fund
  to Financial Statements (continued)

2. Investment Management Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its investment management agreement, the Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee which is calculated daily at the rate of 0.65% on the first $500 million of the average daily net assets of the Fund, 0.60% on the next $500 million, 0.55% on the next $1.5 billion, and 0.50% on average net assets in excess of $2.5 billion.

DMC has elected to waive that portion, if any, of the management fee and reimburse the Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed 0.83% of average daily net assets of the Fund through September 30, 2002.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. The Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, the Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares.

For the period ended January 31, 2002, DDLP earned $3,627 for commissions on sales of the Fund's Class A shares.

At January 31, 2002 the fund had liabilities payable to affiliates as follows:

 Investment management fees payable to DMC                           $11,527
 Dividend disbursing, transfer agent fees,
 accounting and other expenses payable to DSC                          5,957
 Other expenses payable to DMC and affiliates                         17,076

Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Fund.
These officers and trustees are paid no compensation by the Fund.

3. Investments

For the period ended January 31, 2002, the Fund made purchases of $100,755,033 and sales of $95,888,900 of investment securities other than U.S. government securities and short-term investments.

At January 31, 2002, the cost of investments for federal income tax purposes was $35,866,835. At January 31, 2002, the net unrealized depreciation was $885,750 of which $934,560 related to unrealized appreciation of investments and $1,820,310 related to unrealized depreciation of investments.

For federal income tax purposes, the Fund had accumulated capital losses as of July 31, 2001 of $3,891,313 which may be carried forward and applied against future capital gains. Such capital loss carry forwards expire as follows:
$65,503 - 2007, $978,433 - 2008 and $2,847,377 - 2009.







4. Dividend and Distribution Information

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. The tax character of dividends and distributions paid during the year ending December 31, 2001 and 2000 were as follows:

                                                       2001             2000
Ordinary income                                     $3,272,033       $2,306,003
Long-term capital gains                                 --               --
                                                    -----------    ------------
Total                                                $3,272,033      $2,306,003
                                                    ===========    ============

As of January 31, 2002, the components of net assets on a tax basis were as follows:

Paid in capital                                                     $43,167,194
Net investment income                                                   121,688
Capital loss carryforwards                                           (3,891,313)
Post-October losses                                                  (5,844,320)
Unrealized appreciation on
   investments and foreign currency                                    (817,910)
                                                                    -----------
Net Assets                                                          $32,735,339
                                                                    ===========

5. Capital Shares

Transactions in capital shares were as follows:

                                                     Six Months            Year
                                                          Ended           Ended
                                                        1/31/02         7/31/01
                                                    (Unaudited)
Shares sold:
   Class A                                              881,117       4,264,752
   Class B                                              443,839       2,222,001
   Class C                                               56,882         492,484
   Institutional Class                                1,019,717              --

Shares issued upon
   reinvestment of distributions:
   Class A                                              206,044         359,951
   Class B                                               60,691         129,264
   Class C                                               22,328          31,702
   Institutional Class                                   45,585              87
                                                      ---------       ---------
                                                      2,736,203       7,500,241
                                                      ---------       ---------
Shares repurchased:
   Class A                                             (906,375)     (3,178,322)
   Class B                                             (609,983)     (1,497,683)
   Class C                                              (95,202)       (221,984)
   Institutional Class                                 (348,917)           (155)
                                                      ---------       ---------
                                                     (1,960,477)     (4,898,144)
                                                      ---------       ---------
Net increase                                            775,726       2,602,097
                                                      =========       =========

Notes                                     Delaware High-Yield Opportunities Fund
  to Financial Statements (continued)

6. Line of Credit

The Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $202,300,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Fund had no amounts outstanding as of January 31, 2002, or at any time during the period.

7. Credit and Market Risk

The Fund invests in high-yield fixed-income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody's. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. Illiquid securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so.

Delaware Investments
  Family of Funds


Complete information on any fund offered by Delaware Investments can be found in each fund's current prospectus. Prospectuses for all funds offered by Delaware Investments are available from your financial advisor. Please read the prospectus carefully before you invest or send money.

Growth-Equity Group
Delaware American Services Fund
Delaware Growth Opportunities Fund
Delaware Select Growth Fund
Delaware Small Cap Growth Fund
Delaware Technology and Innovation Fund
Delaware Trend Fund
Delaware U.S. Growth Fund


Value-Equity Group
Delaware Decatur Equity Income Fund
Delaware Growth and Income Fund
Delaware REIT Fund
Delaware Small Cap Value Fund


International Group
(DIAL-Delaware International Advisers Ltd.)
Delaware Emerging Markets Fund
Delaware International Small Cap Value Fund
Delaware International Value Equity Fund
   (formerly Delaware International Equity Fund)


Blend Mutual Funds
Delaware Balanced Fund
Delaware Core Equity Fund
   (formerly Delaware Growth Stock Fund)
Delaware Devon Fund
Delaware Social Awareness Fund
Foundation Funds
   Delaware Balanced Portfolio
   Delaware Growth Portfolio
   Delaware Income Portfolio

Fixed Income Group
Corporate and Government
Delaware American Government Bond Fund
Delaware Corporate Bond Fund
Delaware Delchester Fund
Delaware Extended Duration Bond Fund
Delaware High-Yield Opportunities Fund
Delaware Limited-Term Government Fund
Delaware Strategic Income Fund

Money Market
Delaware Cash Reserve Fund
Delaware Tax-Free Money Fund

Municipal (National Tax-Exempt)
Delaware National High-Yield Municipal Bond Fund
Delaware Tax-Free Insured Fund
Delaware Tax-Free USA Fund
Delaware Tax-Free USA Intermediate Fund

Municipal (State-Specific Tax-Exempt)
Delaware Tax-Free Arizona Fund
Delaware Tax-Free Arizona Insured Fund
Delaware Tax-Free California Fund
Delaware Tax-Free California Insured Fund
Delaware Tax-Free Colorado Fund
Delaware Tax-Free Florida Fund
Delaware Tax-Free Florida Insured Fund
Delaware Tax-Free Idaho Fund
Delaware Minnesota High-Yield Municipal Bond Fund
Delaware Tax-Free Minnesota Fund
Delaware Tax-Free Minnesota Insured Fund
Delaware Tax-Free Minnesota Intermediate Fund
Delaware Tax-Free Missouri Insured Fund
Delaware Tax-Free New York Fund
Delaware Tax-Free Oregon Insured Fund
Delaware Tax-Free Pennsylvania Fund

Delaware
Investments (SM)
--------------------------------------
A member of Lincoln Financial Group(R)


This annual report is for the information of Delaware High-Yield Opportunities Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current prospectus for Delaware High-Yield Opportunities Fund and the Delaware Investments Performance Update for the most recently completed calendar quarter. The prospectus sets forth details about charges, expenses, investment objectives, and operating policies of the Fund. You should read the prospectus carefully before you invest. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board of Trustees

Charles E. Haldeman, Jr.
Chairman
Delaware Investments Family of Funds
Philadelphia, PA

Walter P. Babich
Board Chairman
Citadel Constructors, Inc.
King of Prussia, PA

David K. Downes
President and Chief Executive Officer
Delaware Investments Family of Funds
Philadelphia, PA

John H. Durham
Private Investor
Gwynedd Valley, PA

John A. Fry
Executive Vice President
University of Pennsylvania
Philadelphia, PA

Anthony D. Knerr
Consultant
Anthony Knerr & Associates
New York, NY

Ann R. Leven
Former Treasurer/Chief Fiscal Officer
National Gallery of Art Washington, DC

Thomas F. Madison
President and Chief Executive Officer
MLM Partners, Inc.
Minneapolis, MN

Janet L. Yeomans
Vice President and Treasurer
3M Corporation
St. Paul, MN

Affiliated Officers
William E. Dodge
Executive Vice President and Chief
Investment Officer, Equity Delaware
Investments Family of Funds
Philadelphia, PA

Jude T. Driscoll
Executive Vice President and
Head of Fixed Income
Delaware Investments Family of Funds
Philadelphia, PA

Richard J. Flannery
President and Chief Executive Officer
Delaware Distributors, L.P.
Philadelphia, PA

Contact Information
Investment Manager
Delaware Management Company
Philadelphia, PA

International Affiliate
Delaware International Advisers Ltd.
London, England

National Distributor
Delaware Distributors, L.P.
Philadelphia, PA

Shareholder Servicing, Dividend
Disbursing and Transfer Agent
Delaware Service Company, Inc.
2005 Market Street Philadelphia,
PA 19103-7094

For Shareholders
800 523-1918

For Securities Dealers and Financial
Institutions Representatives Only
800 362-7500

Website
www.delawareinvestments.com



(5680)                                                        Printed in the USA
SA-137[1/02] CG3/02                                           (J7926/EXP: 9/02)